Exhibit 10.1

THIRD AMENDMENT TO CREDIT AGREEMENT; AND

SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT; AND SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (collectively, this “Third Amendment”), dated as of November 10, 2010, among LKQ Corporation, a Delaware corporation (the “US Borrower”), LKQ Delaware LLP, a Delaware limited liability partnership having two Alberta unlimited liability companies as its partners (the “Canadian Borrower” and, together with the US Borrower, the “Borrowers”), and the undersigned Lenders party to the Credit Agreement referred to below. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders, Deutsche Bank Securities Inc., as Syndication Agent, Deutsche Bank AG New York Branch, as Administrative Agent (in such capacity, the “Administrative Agent”) and as US Dual Currency RCF Agent, and Deutsche Bank AG Canada Branch, as Canadian Agent, are parties to a Credit Agreement, dated as of October 12, 2007 (as amended, modified and/or supplemented to but not including the Third Amendment Initial Effective Date referred to below, the “Credit Agreement”);

WHEREAS, the US Borrower, certain of the US Borrower’s Subsidiaries and the Administrative Agent are parties to a Guarantee and Collateral Agreement, dated as of October 12, 2007 (as amended, modified and/or supplemented to but not including the Third Amendment Initial Effective Date, the “Guarantee and Collateral Agreement”);

WHEREAS, the Borrowers have requested an amendment to the Credit Agreement and the Guarantee and Collateral Agreement as described herein; and

WHEREAS, subject to the terms and conditions of this Third Amendment, the parties hereto wish to amend the Credit Agreement and the Guarantee and Collateral Agreement as herein provided.

NOW, THEREFORE, it is agreed:

I.	Initial Amendments to Credit Agreement.

The following amendments to the Credit Agreement shall become effective on the Third Amendment Initial Effective Date:

1. Section 1.1 of the Credit Agreement is hereby amended by inserting the following new definitions in the appropriate alphabetical order in said Section:

“Asset Swap”: any transfer of assets of the US Borrower or any Subsidiary to any Person (other than an Affiliate of such US Borrower or such Subsidiary) in exchange for assets of such Person if:

(i) such exchange would qualify, whether in part or in full, as a like kind exchange pursuant to Section 1031 of the Code; provided that nothing in this definition shall require the US Borrower or any Subsidiary to elect that Section 1031 of the Code be applicable to any Asset Swap;

(ii) the Fair Market Value of any property or assets received is at least equal to the Fair Market Value of the property or assets so transferred; and

(iii) to the extent applicable, any “boot” or other assets received by the US Borrower or any Subsidiary is directly related to, and/or consists of Equity Interests issued by a Person in, a business permitted under Section 7.15 and any Net Sale Proceeds from the disposition of such boot or other assets (and any Net Sale Proceeds in the form of cash “boot”) are applied as required by Section 7.5(j).

“Defaulting Lender”: any Lender that has (a) failed, within two Business Days of the date required to be funded or paid, to (i) fund any portion of its Loans or participations in Letters of Credit or Swing Line Loans or (ii) pay over to any Facility Agent, any Issuing Lender, the Swing Line Lender or any other Lender any other amount required to be paid by it hereunder, unless, in each case, such Lender notifies the Administrative Agent in writing that failure is the subject of a good faith dispute and, in the case of any failure to fund under clause (i), such failure results from such Lender’s good faith determination that (x) the conditions precedent to funding have not been satisfied or (y) is otherwise the subject of a good faith dispute, (b) notified the Borrower, any Facility Agent, any Issuing Lender, the Swing Line Lender or any Lender in writing that it does not intend to comply with any of its funding obligations under this Agreement or has made a public statement to the effect that it does not intend to comply with its funding obligations under this Agreement or generally under other agreements in which it commits to extend credit, (c) failed, within two Business Days after a good faith request by any Facility Agent, any Issuing Lender or the Swing Line Lender to provide a certification in writing from such Lender’s chief financial officer or other senior executive officer that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans and participations in then outstanding Letters of Credit and Swing Line Loans; provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon each Facility Agent’s, each Issuing Lenders’ or the Swing Line Lender’s, as the case may be, receipt of such certification, or (d) become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian, appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or custodian appointed for it, or has taken any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment; provided that a Lender shall not be a Defaulting Lender solely by virtue of the ownership, or the acquisition of any ownership, interest in such Lender or a parent company thereof or the exercise of control over such Lender or parent company thereof by a Governmental Authority or instrumentality thereof.

“Non-Perfected Deposit Account”: as defined in the Guarantee and Collateral Agreement.

“Segregated Account”: a Deposit Account and/or Securities Account (as each such term is defined in the Guarantee and Collateral Agreement) designated in writing by the US Borrower to the Administrative Agent as the “Segregated Account” and (i) over which the Administrative Agent has “control” (within the meaning of Section 9-104 and/or Section 9-106 of the UCC, as the case may be) and (ii) into which Net Cash Proceeds of Indebtedness incurred by the US Borrower in reliance on Section 7.2(f) (and only such Net Cash Proceeds) are deposited pending application for the purposes described in Section 7.2(f).

“Third Amendment Initial Effective Date”: as defined in the Third Amendment to Credit Agreement; and Second Amendment to Guarantee and Collateral Agreement, dated as of November 10, 2010.

2. The definition of “Asset Sale” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “ and, for avoidance of doubt, the sale or issuance by the US Borrower of its Capital Stock” immediately after the text “Section 7.5” appearing in said definition.

3. The definition of “Consolidated Leverage Ratio” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) deleting the text “and the definition of “Permitted Acquisition Basket Amount”” appearing therein and (ii) inserting the following proviso before the period “(.)” at the end of said definition:

“; provided, further that, solely for purposes of the calculation of the Consolidated Leverage Ratio as used in determining the ECF Percentage with respect to the Excess Cash Flow Period ended December 31, 2010, Consolidated Total Debt used in such calculation shall be reduced by the aggregate amount of cash and Cash Equivalents on deposit in the Segregated Account on December 31, 2010”.

4. The definition of “Disposition” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the following sentence at the end of said definition:

“For the avoidance of doubt, the term “Disposition” shall not include any sale or issuance by the US Borrower of its Capital Stock”.

5. The definition of “ECF Percentage” appearing in Section 1.1 of the Credit Agreement is hereby amended by inserting the text “(for this purpose, determined after giving effect to the second proviso in the definition thereof)” immediately after the text “Consolidated Leverage Ratio” in each place such text appears in such definition.

6. The definition of “Non-Guarantor Investment Basket Amount” appearing in Section 1.1 of the Credit Agreement is hereby restated in its entirety as follows:

““Non-Guarantor Investment Basket Amount”: at any time, with respect to the then current fiscal year of the US Borrower during which an Investment is to be consummated, the remainder of (x) (i) in the case of the fiscal year of the US Borrower ending December 31, 2010, $45,000,000 or (ii) in the case of each subsequent fiscal year of the US Borrower thereafter, $30,000,000, less (y) the sum of (i) the aggregate amount of Investments theretofore made in reliance on the proviso appearing in Section 7.8(c) during such fiscal year, (ii) the aggregate amount of Investments theretofore made in reliance on clause (ii) of Section 7.8(g) during such fiscal year plus (iii) the aggregate amount of Investments theretofore made in reliance on the proviso appearing in Section 7.8(i)(viii) during such fiscal year.”

7. The definition of “Permitted Acquisition Basket Amount” appearing in Section 1.1 of the Credit Agreement is hereby deleted in its entirety.

8. The definition of “Pro Forma Basis” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “and the definition of “Permitted Acquisition Basket Amount”” appearing in sub-clause (iii) of said definition.

9. The definition of “Retained Excess Cash Flow Amount” appearing in Section 1.1 of the Credit Agreement is hereby amended by (i) inserting the text “and” immediately after the text “, by such amount,” appearing in sub-clause (i) of clause (B) of said definition, and (ii) deleting the text “, and (iii) at the time all or any portion of a Permitted Acquisition is consummated in reliance on the “Retained Excess Cash Flow Amount” pursuant to clause (ii)(y) or (viii)(II) of Section 7.8(i), by the amount of Aggregate Consideration relating to such Permitted Acquisition justified under said clause” appearing in clause (B) of said definition.

10. The definition of “US Dollar RCF L/C Commitment” appearing in Section 1.1 of the Credit Agreement is hereby amended by deleting the text “$35,000,000” appearing therein and inserting the text “$50,000,000” in lieu thereof.

11. Section 2.12(a) of the Credit Agreement is hereby amended by deleting the text “Closing Date” appearing in said Section and inserting the text “Third Amendment Initial Effective Date” in lieu thereof.

12. Section 2.12(b) of the Credit Agreement is hereby amended by deleting the text “$20,000,000” appearing sub-clause (i) of the proviso appearing in the first sentence of said Section and inserting the text “$50,000,000” in lieu thereof.

13. Section 2.24 of the Credit Agreement is hereby amended by deleting the text “defaults in its obligation to make Loans hereunder” appearing in clause (b) of such Section and inserting the text “is a Defaulting Lender” in lieu thereof.

14. Section 4.19(a) of the Credit Agreement is hereby amended by inserting the text “(other than any Non-Perfected Deposit Account)” immediately after the text “of the Loan Parties party thereto in such Collateral” appearing in said Section.

15. Section 6.10 of the Credit Agreement is hereby amended by (i) inserting the text “(other than any Non-Perfected Deposit Accounts)” immediately after the text “does not have a perfected Lien” appearing in clause (a) of said Section, and (ii) inserting the text “(other than any Non-Perfected Deposit Accounts)” immediately after the text “a perfected first priority security interest in the Collateral” appearing in clause (c) of said Section.

16. Section 7.2(f) of the Credit Agreement is hereby amended by restating sub-clause (vii) appearing therein in its entirety as follows:

“(vii) unless (x) a Responsible Officer shall have delivered an officer’s certificate to the Administrative Agent on the date of the incurrence of such Indebtedness, certifying that the Net Cash Proceeds of such Indebtedness are intended to be used to (i) consummate a Permitted Acquisition and/or pay fees and expenses incurred in connection therewith, (ii) make Capital Expenditures and/or (iii) make a voluntary prepayment in respect of the Term Loans, in each case, within 364 days following such date of incurrence and (y) the Net Cash Proceeds of such Indebtedness are then applied to (i) finance a Permitted Acquisition and/or pay fees and expenses incurred in connection therewith and/or (ii) finance Capital Expenditures and/or (iii) make a voluntary prepayment of the Term Loans as the case may be, within such 364-day period, the Net Cash Proceeds of such Indebtedness are applied as a mandatory repayment and/or commitment reduction in accordance with the requirements of Section 2.12(a)”.

17. Section 7.5(i) of the Credit Agreement is hereby amended by (i) deleting the amount “$20,000,000” appearing therein and inserting the amount “$50,000,000” in lieu thereof and (ii) deleting the period “(.)” at the end of said Section and inserting the text “; and” in lieu thereof.

18. Section 7.5 of the Credit Agreement is hereby further amended by inserting the following new clause (j) at the end of said Section:

“(j) Asset Swaps made in accordance with the requirements of the definition thereof, so long as (i) if the Fair Market Value of the assets transferred exceeds $2,500,000 but is less than $25,000,000, the board of directors of the US Borrower approves such transfer and exchange, (ii) if the Fair Market Value of the assets transferred equals or exceeds $25,000,000, the board of directors of the US Borrower approves such transfer and exchange and the US Borrower secures an appraisal of the property or assets received given by an unaffiliated third party in form and substance reasonably satisfactory to the Administrative Agent, (iii) the Fair Market Value of any property or assets received in connection therewith is at least equal to the Fair Market Value of the property or assets so transferred, (iv) each such Asset Swap is effected in connection with an Investment permitted by Section 7.8, (v) to the extent applicable, any “boot” or other assets received by the US Borrower or any of its Subsidiaries complies with the requirements of clause (iv) above and the Net Cash Proceeds, if any, of such boot or other assets (including any “boot” received in the form of cash) are applied as (and to the extent) required by Section 2.12(b), and (vi) no Default or Event of Default then exists or would result therefrom.”.

19. Section 7.7(e) of the Credit Agreement is hereby amended by inserting the text “, if positive,” immediately prior to the text “the Retained Excess Cash Flow Amount then in effect” appearing in said Section.

20. Section 7.8 of the Credit Agreement is hereby amended by (i) deleting the proviso appearing in clause (c) of said Section and inserting the text “; provided that the aggregate amount of such Investment made by either Borrower or a Subsidiary Guarantor during any fiscal year of the US Borrower in any Subsidiary that is not a Borrower or a Subsidiary Guarantor (for the avoidance of doubt, excluding Investments made pursuant to Section 7.8(f)) shall not exceed the Non-Guarantor Investment Basket Amount then in effect for such fiscal year” in lieu thereof, and (ii) deleting the text “not to exceed the Non-Guarantor Investment Basket Amount then in effect” appearing in clause (g) of said Section and inserting the text “not to exceed, in any fiscal year of the US Borrower, the Non-Guarantor Investment Basket Amount then in effect for such fiscal year” in lieu thereof.

21. Section 7.8 of the Credit Agreement is hereby amended by (i) deleting the word “and” at the end of clause (h) of said Section, (ii) deleting sub-clause (ii) of clause (i) of said Section in its entirety and inserting the text “[reserved]” in lieu thereof, (iii) deleting sub-clause (viii) of clause (i) of said Section and inserting the following new text in lieu thereof:

“(viii) in any fiscal year of the US Borrower, the sum of the Aggregate Consideration paid in respect of all acquisitions of Persons that do not become Subsidiary Guarantors (and/or assets that do not become direct Collateral of a Subsidiary Guarantor (i.e., Collateral other than Capital Stock owned by a Subsidiary Guarantor)) shall not exceed the Non-Guarantor Investment Basket Amount then in effect for such fiscal year; and”,

(iv) deleting the period “(.)” at the end of clause (i) of said Section and inserting a semi-colon “;” in lieu thereof, and (v) inserting the following new clauses (j) and (k) immediately after clause (i) of said Section:

“(j) Asset Swaps may be consummated in accordance with the definition thereof and Section 7.5(j); and

(k) to the extent constituting Investments, Hedge Agreements permitted under Section 7.19.”

22. Section 7.19 of the Credit Agreement is hereby amended by deleting the text “interest rates or foreign exchange rates” appearing therein and inserting the text “interest rates, foreign exchange rates or commodity prices” in lieu thereof.

II.	Subsequent Amendments to Credit Agreement.

The following amendments to the Credit Agreement shall become effective on the Third Amendment Subsequent Effective Date (as defined below):

1. Section 2.18(a) of the Credit Agreement is hereby amended by inserting the text “(subject to Section 2.27)” immediately after the text “shall be made” appearing in the first two sentences of such Section and immediately after the text “shall be applied” appearing in the fourth sentence of said Section.

2. Section 2 of the Credit Agreement is hereby further amended by inserting the following new Section 2.27 in said Section:

“2.27 Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:

(a) commitment fees shall cease to accrue on the Available US Dollar RCF Commitment and the Available US Dollar RCF Commitment of such Defaulting Lender pursuant to Section 2.9(a); and

(b) if any US Dollar RCF L/C Obligations or US Dollar RCF L/C Obligations exist at the time a Lender becomes a Defaulting Lender then, without prejudice to any rights or remedies of any Issuing Lender or any Lender hereunder, all letter of credit fees otherwise payable under Section 3.3(a) or (b), as the case may be, to such Defaulting Lender with respect to US Dollar RCF Letters of Credit or Dual Currency RCF Letters of Credit, as the case may be, shall instead be payable to the Issuing Lender of the applicable Letter of Credit.”.

III.	Amendments to Guarantee and Collateral Agreement

The following amendments to the Guarantee and Collateral Agreement shall become effective on the Third Amendment Initial Effective Date:

1. Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by inserting the following new definition in the appropriate alphabetical order in said Section:

“Non-Perfected Deposit Account”: any Deposit Account of a Grantor which (i) is a sub-concentration account, (ii) has a daily balance not in excess of $10,000,000 and (iii) is subject to daily sweep, directly or indirectly (through another Deposit Account), into another Deposit Account (other than an Excluded Deposit Account or another Deposit Account constituting a “Non-Perfected Deposit Account”).

2. The definition of “Excluded Foreign Subsidiary” appearing in Section 1.1 of the Guarantee and Collateral Agreement is hereby restated in its entirety as follows:

“Excluded Foreign Subsidiary”: as to any Grantor, any Subsidiary of such Grantor that is a corporation, limited liability company or partnership organized under the laws of a jurisdiction other than the United States or any State or Territory thereof that, in any such case, is treated as a corporation or an association taxable as a corporation for U.S. Federal income tax purposes.

3. The definition of “Excluded Local Deposit Account” appearing in Section 1.1 of the Guarantee and Collateral Agreement is hereby amended by deleting the text “to another Deposit Account” and inserting the text “, directly or indirectly (through another Deposit Account), into another Deposit Account (other than a Non-Perfected Deposit Account or another Deposit Account constituting an “Excluded Deposit Account”)” in lieu thereof.

4. Section 4.3 of the Guarantee and Collateral Agreement is hereby amended by (i) inserting the text “(other than any Non-Perfected Deposit Account)” immediately after the text “fully perfected security interests in all of the Collateral” and immediately after the text “prior to all other Liens on the Collateral” appearing in the first sentence of said Section, (ii) inserting the text “(other than any Non-Perfected Deposit Account)” immediately after the text “Investment Property” in clause (i) of the second sentence of said Section, and (iii) inserting the text “and Non-Perfected Deposit Accounts” immediately after the text “other than Excluded Deposit Accounts” appearing in clause (ii) of the second sentence of said Section.

5. Section 5.2(d) of the Guarantee and Collateral Agreement is hereby amended by inserting the text “and Non-Perfected Deposit Accounts” immediately after the text “Excluded Deposit Accounts” appearing in said Section.

6. Section 5.2(g) of the Guarantee and Collateral Agreement is hereby amended by restating the first sentence of said Section in its entirety as follows:

“Each Grantor covenants and agrees to transfer, directly or indirectly (through another Deposit Account), by the close of business on each Business Day (in the city where the respective Excluded Local Deposit Account or Non-Perfected Deposit Account of such Grantor is maintained), any and all Cash, monies and other funds on deposit in each Excluded Local Deposit Account and each Non-Perfected Deposit Account of such Grantor to a Deposit Account (other than an Excluded Deposit Account or Non-Perfected Deposit Account).”

7. Section 5.5(c) of the Guarantee and Collateral Agreement is hereby amended by (i) inserting the text “(other than Non-Perfected Deposit Accounts)” after the text “Investment Property” appearing in sub-clause (ii) of said Section, and (ii) inserting the text “or Non-Perfected Deposit Accounts” immediately after the text “other than Excluded Deposit Accounts” appearing in sub-clause (ii) of said Section.

8. Schedule 2 to the Guarantee and Collateral Agreement is hereby amended by deleting the table appearing immediately below the text “Pledged Stock: LKQ Corporation 120 North LaSalle Street, #3300 Chicago, Illinois” appearing in said Schedule and inserting in lieu thereof a replacement table in the form of Schedule 2A attached hereto.

IV.	Miscellaneous Provisions.

1. In order to induce the Lenders to enter into this Third Amendment, each Borrower hereby represents and warrants that:

(a) no Default or Event of Default exists as of the Third Amendment Initial Effective Date, both immediately before and immediately after giving effect thereto; and

(b) all of the representations and warranties contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on the Third Amendment Initial Effective Date both immediately before and immediately after giving effect thereto, with the same effect as though such representations and warranties had been made on and as of the Third Amendment Initial Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

2. This Third Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Guarantee and Collateral Agreement or any other Loan Document.

3. Each Borrower hereby agrees, for the benefit of the Administrative Agent and the Lenders, that the Credit Agreement, as amended hereby, and all obligations pursuant thereto, shall remain fully guaranteed pursuant to the Guarantee and Collateral Agreements and secured pursuant to the various Security Documents, with such Guarantee and Collateral Agreements and Security Documents to remain in full force and effect after giving effect to this Third Amendment and to apply to the Credit Agreement as amended hereby.

4. This Third Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the US Borrower and the Administrative Agent.

5. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

6. (a) Except for the amendments set forth in Part II of this Third Amendment, the provisions of this Third Amendment shall become effective on the date (the “Third Amendment Initial Effective Date”) when each of the following conditions shall have been satisfied:

(i) each Borrower, the Administrative Agent and Lenders constituting the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (facsimile: 212-354-8113 / e-mail: myip@whitecase.com);

(ii) to the extent the condition in clause (i) immediately above has been met, (A) the US Borrower shall have paid to the Administrative Agent for the account of each Lender which has executed and delivered to the Administrative Agent (or its designee) a counterpart hereof by 5:00 P.M. (New York City time) on November 10, 2010 (each, a “Consenting Lender”), a non-refundable cash amendment fee in Dollars equal to 0.05% of (i.e., 5 basis points on) the sum of (i) each such Lender’s Revolving Credit Commitment as in effect at such time and (ii) the aggregate outstanding Principal Amount of such Lender’s Initial US Term Loans at such time, and (B) the Canadian Borrower shall have paid to the Canadian Agent for the account of each Consenting Lender a non-refundable cash amendment fee in Dollars equal to 0.05% of (i.e., 5 basis points on) the sum of the aggregate outstanding Principal Amount of such Lender’s Canadian Term Loans, which fee, in each case, shall not be subject to counterclaim or set-off for, or be otherwise affected by, any claim or dispute relating to any other matter; and

(iii) the US Borrower shall have paid to the Administrative Agent and the Lenders all reasonable fees, costs and expenses (including, without limitation, reasonable legal fees and expenses) payable to the Administrative Agent and the Lenders to the extent then due.

(b) The amendments contained in Part II of this Third Amendment shall become effective on the date (the “Third Amendment Subsequent Effective Date”) when each of the following conditions shall have been satisfied:

(i) the Third Amendment Initial Effective Date shall have occurred; and

(ii) each US Dollar RCF Lender and each Dual Currency RCF Lender shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) the same to White & Case LLP, 1155 Avenue of the Americas, New York, New York 10036, Attention: May Yip-Daniels (facsimile: 212-354-8113 / e-mail: myip@whitecase.com).

7. From and after the Third Amendment Initial Effective Date and the Third Amendment Subsequent Effective Date, all references in the Credit Agreement, the Guarantee and Collateral Agreement and each of the other Loan Documents to the Credit Agreement shall be deemed to be a reference to the Credit Agreement or the Guarantee and Collateral Agreement, as the case may be, as modified hereby on the Third Amendment Initial Effective Date or the Third Amendment Subsequent Effective Date, as the case may be, pursuant to the terms of this Third Amendment.

8. By executing and delivering a copy hereof, each Subsidiary Guarantor hereby (a) consents to the terms of this Third Amendment and the Loan Documents (as modified by this Third Amendment), (b) reaffirms all of its obligations and liabilities under each Loan Document (as such Loan Documents are modified by this Third Amendment), all of which obligations and liabilities shall remain in full force and effect and (c) agrees that all Loans shall be fully guaranteed and fully secured pursuant to the Guarantee and Collateral Agreement to which it is party in accordance with the terms and provisions thereof.

*     *     *

IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Third Amendment as of the date first above written.

LKQ CORPORATION,
as US Borrower

By:	/s/ JOHN S. QUINN
	Name:	John S. Quinn
	Title:	Executive Vice President

LKQ DELAWARE LLP,
as Canadian Borrower

By:	/s/ JOHN S. QUINN
	Name:	John S. Quinn
	Title:	Vice President

Each of the undersigned, each being a Subsidiary Guarantor under, and as defined in, the Credit Agreement hereby consents to the entering into of the Third Amendment and agrees to the provisions thereof.

Accu-Parts, LLC
Akron Airport Properties, Inc.
A-Reliable Auto Parts & Wreckers, Inc.
Budget Auto Parts U-Pull-It, Inc.
City Auto Parts of Durham, Inc.
Damron Holding Company, LLC
DAP Trucking, LLC
Double R Auto Sales, Inc.
Greenleaf Auto Recyclers, LLC
KAI China LLC
KAIR IL, LLC
Keystone Automotive Industries, Inc.
Keystone Automotive Industries FL, Inc.
Keystone Automotive Industries MN, Inc.
Keystone Automotive Industries Nevada, Inc.
Keystone Automotive Industries Resources, Inc.
Keystone Automotive Industries TN, Inc.
Kwik Auto Body Supplies, Inc.
LKQ 1st Choice Auto Parts, LLC
LKQ 250 Auto, Inc.
LKQ A & R Auto Parts, Inc.
LKQ All Models Corp.
LKQ Apex Auto Parts, Inc.
LKQ Atlanta, L.P.
LKQ Auto Parts of Central California, Inc.
LKQ Auto Parts of Memphis, Inc.
LKQ Auto Parts of North Texas, Inc.
LKQ Auto Parts of North Texas, L.P.
LKQ Auto Parts of Orlando, LLC
LKQ Auto Parts of Utah, LLC
LKQ Best Automotive Corp.
LKQ Birmingham, Inc.
LKQ Brad’s Auto & Truck Parts, Inc.
LKQ Broadway Auto Parts, Inc.
LKQ Copher Self Service Auto Parts- Bradenton, Inc.
LKQ Copher Self Service Auto Parts- Clearwater, Inc.
LKQ Copher Self Service Auto Parts-St. Petersburg, Inc.
LKQ Copher Self Service Auto Parts Parts-Tampa, Inc.
LKQ Crystal River, Inc.
LKQ Delaware LLP
LKQ Foster Auto Parts Salem, Inc.
[LIST CONTINUES ON NEXT PAGE]

LKQ Foster Auto Parts Westside LLC
LKQ Foster Auto Parts, Inc.
LKQ Gorham Auto Parts Corp.
LKQ Great Lakes Corp.
LKQ Heavy Truck – Texas Best Diesel, LP
LKQ Holding Co.
LKQ Hunts Point Auto Parts Corp.
LKQ Lakenor Auto & Truck Salvage, Inc.
LKQ Management Company
LKQ Metro, Inc.
LKQ Mid-America Auto Parts, Inc.
LKQ Midwest Auto Parts Corp.
LKQ Minnesota, Inc.
LKQ of Indiana, Inc.
LKQ of Michigan, Inc.
LKQ of Nevada, Inc.
LKQ of Tennessee, Inc.
LKQ Online Corp.
LKQ Penn-Mar, Inc.
LKQ Plunks Truck Parts & Equipment – Jackson, Inc.
LKQ Powertrain, Inc.
LKQ Raleigh Auto Parts Corp.
LKQ Route 16 Used Auto Parts, Inc.
LKQ Salisbury, Inc.
LKQ Savannah, Inc.
LKQ Self Service Auto Parts – Memphis, LLC
LKQ Self Service Auto Parts Tulsa, Inc.
LKQ Self Service Auto Parts – Holland, Inc.
LKQ Self Service Auto Parts – Kalamazoo, Inc.
LKQ Smart Parts, Inc.
LKQ Southwick LLC
LKQ Taiwan Holding Company
LKQ Triplett ASAP, Inc.
LKQ Tire & Recycling, Inc.
LKQ Trading Company
LKQ U-Pull-It Auto Damascus, Inc.
LKQ U-Pull-It Tigard, Inc.
LKQ West Michigan Auto Parts, Inc.
Michael Auto Parts, Incorporated
P.B.E. Specialists, Inc.
Pick-Your-Part Auto Wrecking
Potomac German Auto South, Inc.
Potomac German Auto, Inc.
Pull-N-Save Auto Parts, LLC
Redding Auto Center, Inc.
[LIST CONTINUES ON NEXT PAGE]

Scrap Processors LLC
Speedway Pull-N-Save Auto Parts, LLC
Supreme Auto Parts, Inc.
Transmetco Corporation
U-Pull-It, Inc.
U-Pull-It, North, LLC

By:	/s/ FRANK P. ERLAIN
Name:	Frank P. Erlain
Title:	Vice President of each Subsidiary Guarantor

DEUTSCHE BANK AG NEW YORK BRANCH, as Lender, as Administrative Agent and as US Dual Currency RCF Agent

By:	/s/ Erin Morrissey
Title: Vice President

By:	/s/ Enrique Landaeta
Title: Vice President

DEUTSCHE BANK AG CANADA BRANCH, as Lender and as Canadian Agent

By:	/s/ Rod O’Hara
Title: Director

By:	/s/ Marcellus Leung
Title: Assistant Vice President

BANK OF AMERICA, N.A., as Documentation Agent and a Lender

By:	/s/ Megan Collins
Title: Vice President

FIFTH THIRD BANK, as Documentation Agent and a Lender

By:	/s/ Neil G. Mesch
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION, as Documentation Agent and a Lender

By:	/s/ Jon R, Hilnard
Title: Senior Vice President

SIGNATURE PAGE TO THE THIRD AMENDMENT TO CREDIT AGREEMENT; AND SECOND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT, DATED AS OF THE DATE FIRST REFERENCED ABOVE, AMONG LKQ CORPORATION, INC., LKQ DELAWARE LLP, AND THE LENDERS PARTY HERETO FROM TIME TO TIME

LANDMARK III CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

LANDMARK IV CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

LANDMARK V CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

LANDMARK VI CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

LANDMARK VII CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

LANDMARK VIII CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

LANDMARK IX CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

GREYROCK CDO LIMITED By: Aladdin Capital Management, as a Lender

By:	/s/ James Bragg
Title: Authorized Signatory

ALLIED IRISH BANKS, p.l.c.

By:	/s/ Des Brennan
Title: Assistant Vice President

By:	/s/ Joseph Augustini
Title: Senior Vice President

THE BANK OF EAST ASIA, LIMITED, New York Branch

By:	/s/ Kenneth Pettis
Title: Senior Vice President

By:	/s/ Danny Leung
Title: Senior Vice President

BARCLAYS BANK PLC

By:	/s/ Dave Barton
Title: Director

THE GOVERNOR AND COMPANY OF THE BANK OF IRELAND

By:	/s/ Edward A. Boyle
Title: Senior Vice President

By:	/s/ Louise Doherty
Title: Vice President

THE BANK OF NOVA SCOTIA

By:	/s/ J.F. Todd
Title: Managing Director

BANK OF SCOTLAND PLC

By:	/s/ Julia R. Franklin
Title: Assistant Vice President

BANK OF TOKYO-MITSUBISHI UFJ TRUST COMPANY

By:	/s/ Charles Stewart
Title: Vice President

INWOOD PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

LAFAYETTE SQUARE CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

MONUMENT PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

PROSPECT PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

UNION SQUARE CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

ESSEX PARK CDO LTD.
By:	Blackstone Debt Advisors L.P. as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

BRANCH BANKING AND TRUST COMPANY

By:	/s/ Matthew Grau
Title: Banking Officer

CHELSEA PARK CDO LTD.
By:	GSO/Blackstone Debt Funds Management LLC as Collateral Manager

By:	/s/ Daniel H. Smith
Title: Authorized Signatory

CIT BANK

By:	/s/ Daniel A. Burnett
Title: Vice President

COBBLE HILL FUNDING

By:	/s/ Scott Kerr
Title: Loan Closer

COLUMBUSNOVA CLO, LTD. 2006-II
By:	ColumbusNova Credit Investment Management LLC as Collateral Manager

By:	/s/ William Hayes
Title: Managing Director

COLUMBUSNOVA CLO, LTD. 2006-I
By:	ColumbusNova Credit Investment Management LLC as Collateral Manager

By:	/s/ William Hayes
Title: Managing Director

COLUMBUSNOVA CLO, LTD. 2006-I
By:	ColumbusNova Credit Investment Management LLC as Collateral Manager

By:	/s/ William Hayes
Title: Managing Director

CONFLUENT 3 LIMITED
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO IV, LTD.

By:	/s/ Kelli C. Marti
Title: Senior Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO V, LTD.

By:	/s/ Kelli C. Marti
Title: Senior Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VI, LTD.

By:	/s/ Kelli C. Marti
Title: Senior Vice President

DENALI CAPITAL LLC, managing member of DC Funding Partners LLC, portfolio manager for DENALI CAPITAL CLO VII, LTD.

By:	/s/ Kelli C. Marti
Title: Senior Vice President

ERSTE GROUP BANK AG

By:	/s/ Brandon A. Meyerson
Title: Director

By:	/s/ Bryan J. Lynch
Title: Executive Director

ERSTE GROUP BANK AG

By:	/s/ James M. Cunningham
Title: Duly Authorized Signatory

GULFSTREAM-COMPASS CLO 2003-1 LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

GULFSTREAM-COMPASS CLO 2004-1 LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

GULFSTREAM-COMPASS CLO 2005-1 LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

GULFSTREAM-COMPASS CLO 2005-II LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

GULFSTREAM-COMPASS CLO 2006-1 LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

GULFSTREAM-COMPASS CLO 2007-1 LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

GULFSTREAM-COMPASS CLO 2007 LTD
By:	Gulf Stream Asset Management LLC as Collateral Manager

By:	/s/ Barry K. Love
Title: Chief Credit Officer

HARCH CLO III LIMITED

By:	/s/ Michael Lewitt
Title: Authorized Signatory

HSBC BANK USA, NATIONAL ASSOCIATION

By:	/s/ John S. Sneed
Title: Relationship Manager

QUALCOMM GLOBAL TRADING, INC.
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

JPMORGAN CHASE BANK, N.A.

By:	/s/ David Rudolph
Title: Vice President

KATONAH IX CLO LTD

By:	/s/ Daniel Gilligan
Title: Authorized Signatory Katonah Debt Advisors, L.L.C. as Manager

KATONAH VIII CLO LTD

By:	/s/ Daniel Gilligan
Title: Authorized Signatory Katonah Debt Advisors, L.L.C. as Manager

KATONAH X CLO LTD

By:	/s/ Daniel Gilligan
Title: Authorized Signatory Katonah Debt Advisors, L.L.C. as Manager

MORGAN STANLEY INVESTMENT MANAGEMENT CROTON, LTD.
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

MSIM PECONIC BAY, LTD.
By:	Invesco Senior Secured Management, Inc. as Investment Manager

By:	/s/ Kevin Egan
Title: Authorized Signatory

RAYMOND BANK, FSB

By:	/s/ James M. Armstrong
Title: Vice President

RBS CITIZENS, N.A.

By:	/s/ M. James Barry, III
Title: Vice President

BAKER STREET FUNDING CLO 2005-1 LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

BAKER STREET CLO II LTD.
By:	Seix Investment Advisors LLC, as Collateral

MOUNTAIN VIEW FUNDING CLO 2006-1 LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW FUNDING CLO II LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

MOUNTAIN VIEW FUNDING CLO III LTD.
By:	Seix Investment Advisors LLC, as Collateral Manager

By:	/s/ George Goudelias
Title: Managing Director

CORNERSTONE CLO LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

GRANITE VENTURES II LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

GRANITE VENTURES III LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

RAMPART CLO 2006-I LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

RAMPART CLO 2007 LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

STONE TOWER CLO LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

STONE TOWER CLO III LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

STONE TOWER CLO IV LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

STONE TOWER CLO V LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

STONE TOWER CLO VI LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

STONE TOWER CLO VII LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

GRANITE VENTURES I LTD.
By:	Stone Tower Debt Advisors LLC as its Collateral Manager

By:	/s/ Michael W. DelPercio
Title: Authorized Signatory

SUMITOMO MITSUI BANKING CORPORATION

By:	/s/ Yasuhiko Imai
Title: Group Head

THE SUMITOMO TRUST AND BANKING CO., LTD., NEW YORK BRANCH

By:	/s/ Frances E. Wynne
Title: Senior Director

SUNTRUST BANK

By:	/s/ Baerbel Freudnthaler
Title: Director

WHITEHORSE II, LTD.
By:	WhiteHorse Capital Partners, L.P., as Collateral Manager

WHITEHORSE III, LTD.
By:	WhiteHorse Capital Partners, L.P., as Collateral Manager

By:	/s/ Jay Carvell
Title: PM